SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: April 30 2004
(Date of earliest event reported)

SONICBLUE INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-21126 (Commission File Number)	77-0204341 (IRS Employer Identification No.)

2600 San Tomas Expressway, Santa Clara, California 95051
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (408) 565-7045

Item 5. Other Events.

     The Company, and its subsidiaries, Diamond Multimedia Systems, Inc., ReplayTV, Inc. and Sensory Science Corporation (the “Subsidiaries”), are required to file monthly operating reports with the Office of the United States Trustee for the Northern District of California (the “US Trustee”) pursuant to the US Trustee’s Operating Guidelines and Financial Reporting Requirements for Chapter 11 cases. In connection therewith, attached hereto as Exhibit 99.1 is the monthly operating report that the Company and the Subsidiaries filed with the US Trustee for the period ended April 30 2004.

Item 7. Financial Statements and Exhibits.

     (c) Exhibits.

99.1	SONICblue Incorporated, Diamond Multimedia Systems, Inc., ReplayTV, Inc. and Sensory Science Corporation – Chapter 11 Monthly Operating Report to the US Trustee for the period ended April 30 2004.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 1, 2004.

SONICBLUE INCORPORATED

By	/s/ Marcus Smith

Marcus Smith
Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit
Number	Description
99.1	SONICblue Incorporated, Diamond Multimedia Systems, Inc., ReplayTV, Inc. and Sensory Science Corporation – Chapter 11 Monthly Operating Report to the US Trustee for the period ended April 30 2004.